                                                                      EXHIBIT 20

Chase Bank, Trustee                       Determination Date:          04-Oct-00
Manufactured Housing Contracts            Remittance Date:             10-Oct-00
Senior/Subordinated Pass-Through          For the Period Ended:        25-Sep-00
Certificates Series 2000C                 Lock-Out Date:                  Sep-05

Information for Clauses (v) through (ap), Section 7.01 -    GROUP 1

                                                             Class A ARM           Class A-1     Class A-2        Class A-3
(v)  Class II A and Class II B Distribution Amounts                   416,241.90   2,467,255.79     307,500.00       213,916.67

(w)  Formula Principal Distribution Amount

     (a) Scheduled Principal Due                                       40,716.15     380,281.39
     (b) Partial Prepayments Received                                  11,820.70     306,791.15
     (c) Principal Payments in Full (Scheduled Balance)               167,576.07   1,454,443.96
     (d) Liquidated Contract Scheduled Balance                              0.00
     (e) Section 3.05 Purchase Scheduled Balance                            0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)             0.00
     (g) Accelerated Principal Payment                                      0.00
                                                                   -------------  -------------  -------------    -------------
 Total Principal Distribution                                         220,112.92   2,141,516.50           0.00             0.00

(x)  Interest Distribution                                            196,128.98     325,739.29     307,500.00       213,916.67
     Unpaid Interest Shortfall                                              0.00           0.00           0.00             0.00
                                                                   -------------  -------------  -------------    -------------
 Total Interest Distribution                                          196,128.98     325,739.29     307,500.00       213,916.67

(y)  Beginning Class I A and Class I B Principal Balance           30,697,114.27  52,722,842.31  50,000,000.00    34,000,000.00
     Less: Principal Distribution                                     220,112.92   2,141,516.50           0.00             0.00
                                                                   -------------  -------------  -------------    -------------
     Remaining Class A and Class B Principal Balance               30,477,001.35  50,581,325.81  50,000,000.00    34,000,000.00


(z)  Fees Due Servicer
     Monthly Servicing Fee                                            272,982.67       (ac)       Pool Factor  Original Balance
     Section 8.06 Reimbursement Amount                                      0.00    Class A ARM     0.98702448    30,877,655.00
     Section 6.02 Reimbursement Amount                                 14,000.00      Class A-1     0.91966047    55,000,000.00
     Reimburseable Fees                                                     0.00      Class A-2     1.00000000    50,000,000.00
                                                                   -------------      Class A-3     1.00000000    34,000,000.00
 Total Fees Due Servicer                                              286,982.67      Class A-4     1.00000000    44,398,000.00
                                                                                      Class A-5     1.00000000    11,889,000.00
                                                                                     Class  M-1     1.00000000    10,581,000.00
                                                                                     Class  B-1     1.00000000    10,581,000.00
                                                                                     Class  B-2     1.00000000    17,194,404.00

Information for Clauses (v) through (ap), Section 7.01 -   GROUP 1

                                                                          Class A-4      Class A-5      Class M-1      Class B-1
(v)  Class II A and Class II B Distribution Amounts                      292,471.83      81,191.96      75,698.24      79,357.50

(w)  Formula Principal Distribution Amount

     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
     (g) Accelerated Principal Payment
                                                                      -------------  -------------  -------------  -------------
 Total Principal Distribution                                                  0.00           0.00           0.00           0.00

(x)  Interest Distribution                                               292,471.83      81,191.96      75,698.24      79,357.50
     Unpaid Interest Shortfall                                                 0.00           0.00           0.00           0.00
                                                                      -------------  -------------  -------------  -------------
 Total Interest Distribution                                             292,471.83      81,191.96      75,698.24      79,357.50

(y)  Beginning Class I A and Class I B Principal Balance              44,398,000.00  11,889,000.00  10,581,000.00  10,581,000.00
     Less: Principal Distribution                                              0.00           0.00           0.00           0.00
                                                                      -------------  -------------  -------------  -------------
     Remaining Class A and Class B Principal Balance                  44,398,000.00  11,889,000.00  10,581,000.00  10,581,000.00


(z)  Fees Due Servicer
     Monthly Servicing Fee                                                   Rate          6.6200%  Libor
     Section 8.06 Reimbursement Amount                                      6.9700%        0.3500%  Spread - Class A ARM
     Section 6.02 Reimbursement Amount                                      6.7400%        0.1200%  Spread - Class A-1
     Reimburseable Fees                                                     7.3800%
                                                                            7.5500%
 Total Fees Due Servicer                                                    7.9050%
                                                                            8.1950%
                                                                            8.5850%
                                                                            9.0000%
                                                                            9.0000%


Information for Clauses (v) through (ap), Section 7.01 -   GROUP 1

                                                                 Class B-2
(v)  Class II A and Class II B Distribution Amounts              128,958.03

(w)  Formula Principal Distribution Amount

     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in
         (a) through (e)
     (g) Accelerated Principal Payment
                                                              -------------
 Total Principal Distribution                                          0.00

(x)  Interest Distribution                                       128,958.03   1,700,962.50
     Unpaid Interest Shortfall                                         0.00
                                                              -------------
 Total Interest Distribution                                     128,958.03               When
                                                                                            259,701,731.16
(y)  Beginning Class I A and Class I B Principal Balance      17,194,404.00               is less than
     Less: Principal Distribution                                      0.00   2,361,629.42  264,521,059.00
                                                                                              X
                                                              -------------
     Remaining Class A and Class B Principal Balance          17,194,404.00                           0.10

                                                                                             26,452,105.90
(z)  Fees Due Servicer                                                                    We can prepaid
     Monthly Servicing Fee                                                                  Rate
     Section 8.06 Reimbursement Amount                                        Class A ARM     6.9700%  30,697,114   2,139,589  6.97%
                                                                              ------------------------------------------------------
     Section 6.02 Reimbursement Amount                                          Class A-1     6.7400%  52,722,842   3,553,520
     Reimburseable Fees                                                         Class A-2     7.3800%  50,000,000   3,690,000
                                                                                Class A-3     7.5500%  34,000,000   2,567,000
 Total Fees Due Servicer                                                        Class A-4     7.9050%  44,398,000   3,509,662
                                                                                Class A-5     8.1950%  11,889,000     974,304
                                                                                Class M-1     8.5850%  10,581,000     908,379
                                                                                Class B-1     9.0000%  10,581,000     952,290
                                                                                Class B-2     9.0000%  17,194,404   1,547,496
                                                                                                      -----------------------
                                                                                  Sub Fixed Only      231,366,246  17,702,650  7.65%
                                                                                  Total               262,063,361  19,842,239

Chase Bank, Trustee                       Determination Date:          04-Oct-00
Manufactured Housing Contracts            Remittance Date:             10-Oct-00
Senior/Subordinated Pass-Through          For the Period Ended:        25-Sep-00
Certificates Series 2000C                 Lock-Out Date:                  Sep-05


                                                          Unpaid                                                          Unpaid
                                          No. of         Principal                                            No. of     Principal
(aa) Delinquency as of the Due Period    Contracts        Balance    Delinquency as of Calendar Month End   Contracts     Balance
     31-59 Days Delinquent                  157          6,105,042   31-59 Days Delinquent                    95          3,936,525
     60-89 Days Delinquent                  21             862,978   60-89 Days Delinquent                    22            894,545
     90+ Days Delinquent                     8             283,061   90+ Days Delinquent                       8            283,061

     3-Month Avg Thirty-Day Delinquency Ratio      n/a               3-Month Avg Thirty-Day Delinquency Ratio            n/a
     3-Month Avg Sixty-Day Delinquency Ratio       n/a               3-Month Avg Sixty-Day Delinquency Ratio             n/a

(ab) Section 3.05 Repurchases                                 0.00

(ad) Class R Distribution Amount                        239,687.72
     Reposession Profits                                      0.00

(ae) Principal Balance of Contracts in Repossession     168,085.04

(af) Aggregate Net Liquidation Losses                         0.00

(ag) (x) Class B-2 Formula Distribution Amount          128,958.03
     (y) Remaining Amount Available                     239,687.72
                                                        ----------
     Amount of (x) over (y)                                   0.00

(ah) Class B-2 Liquidation Loss Amount                        0.00

(ai) Guarantee Payment                                        0.00

(aj) Unadvanced Shortfalls                                    0.00
                                             No.      $
(ak) Units repossessed                       6          173,141.06

(al) Principal Prepayments paid                         179,396.77

(am) Scheduled Principal Payments                        40,716.15

(an) Weighted Average Interest Rate                         11.01%

Chase Bank, Trustee                    Determination Date:             04-Oct-00
Manufactured Housing Contracts         Remittance Date:                10-Oct-00
Senior/Subordinated Pass-Through       For the Period Ended:           25-Sep-00
Certificates Series 2000C              Lock-Out Date:                     Sep-05

                    Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                           4,540,590.17
     Certificate Account Balance at Monthly Cutoff-SubServicer-21st                       172,098.65
(ii) Monthly Advance made                                                                       0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                       14,089.03
(iii)Section 5.05 Certificate Fund Income-SubServicer-21st                                    665.14
(v)  Principal due Holders                                                                      0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                                          129,552.65
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                                      8,628.03
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                    0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                      0.00
   (iii) Monthly Servicing Fee                                                            272,982.67
   (iv)  Reimburseable Liquidation Expenses                                                14,000.00
   (v)   Section 6.04 (c) reimbursement                                                         0.00
   (vi)  Section 8.06 reimbursement                                                             0.00
   (vii) Amounts not required to be deposited-SubServicer                                       0.00

Total Due Servicer                                                                        286,982.67

Available Distrubution Amount                                                           4,302,279.64
Available Distrubution Amount-SubServicer-21st                                            164,135.76

To Class A and B - Scheduled Principal and Interest                                     4,062,591.92

Monthly Excess Cashflow Class I                                                           239,687.72

Accelerated Principal Payment                                                                   0.00

Weighted Average Remaining Term (months)                                                      244.00

     Scheduled Balance Computation

     Prior Month Balance                                                              262,063,360.58

     Current Balance - Class A ARM                                  30,481,987.71
       Adv Principal - Class A ARM                                       1,089.94
       Del Principal - Class A ARM                                       6,076.30

     Current Balance - Fixed                                       229,266,371.80
       Adv Principal - Fixed                                            22,109.91
       Del Principal - Fixed                                            63,751.90

     Pool Scheduled Balance                                                           259,701,731.16

     Principal Payments in Full - Class A ARM                          167,576.07
     Partial Prepayments - Class A ARM                                  11,820.70

     Principal Payments in Full - Fixed                              1,454,443.96
     Partial Prepayments - Fixed                                       306,791.15

     Scheduled Principal - Class A ARM                                  40,716.15
     Scheduled Principal - Fixed                                       380,281.39

     Collateral Balance                                                                30,481,987.71

     Overcollateralization Amount                                                                  0
     Required Overcollateralization Amount                                                         0

Chase Bank, Trustee                           Determination Date:     01-Sep-00
Manufactured Housing Contracts                Remittance Date:        07-Sep-00
Senior/Subordinated Pass-Through              For the Period Ended:   25-Aug-00
Certificates Series 2000C                     Lock-Out Date:             Sep-05



Information for Clauses (v) through (ap), Section 7.01 -         GROUP 1

                                                                 Class A ARM       Class A-1         Class A-2

(v)  Class II A and Class II B Distribution Amounts                234,345.04     2,369,832.69      307,500.00

(w)  Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                    43,893.92       358,974.73
     (b) Partial Prepayments Received                                6,469.63        97,586.29
     (c) Principal Payments in Full (Scheduled Balance)            130,177.18     1,820,596.67
     (d) Liquidated Contract Scheduled Balance                           0.00
     (e) Section 3.05 Purchase Scheduled Balance                         0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)          0.00
     (g) Accelerated Principal Payment                                   0.00
                                                                -------------    -------------   -------------
 Total Principal Distribution                                      180,540.73     2,277,157.69            0.00

(x)  Interest Distribution                                          53,804.31        92,675.00      307,500.00
     Unpaid Interest Shortfall                                           0.00             0.00            0.00
                                                                -------------    -------------   -------------
 Total Interest Distribution                                        53,804.31        92,675.00      307,500.00

(y)  Beginning Class I A and Class I B Principal Balance        30,877,655.00    55,000,000.00   50,000,000.00
     Less: Principal Distribution                                  180,540.73     2,277,157.69            0.00
                                                                -------------    -------------   -------------

     Remaining Class A and Class B Principal Balance            30,697,114.27    52,722,842.31   50,000,000.00

(z)  Fees Due Servicer
     Monthly Servicing Fee                                         275,542.77         (ac)        Pool Factor
     Section 8.06 Reimbursement Amount                                   0.00          Class A      0.99415303
     Section 6.02 Reimbursement Amount                                   0.00        Class A-1      0.95859713
     Reimburseable Fees                                                  0.00        Class A-2      1.00000000
Total Fees Due Servicer                                          ------------        Class A-3      1.00000000
                                                                   275,542.77        Class A-4      1.00000000
                                                                                     Class A-5      1.00000000
                                                                                     Class M-1      1.00000000
                                                                                     Class B-1      1.00000000
                                                                                     Class B-2      1.00000000


Information for Clauses (v) through (ap) Section 7.01 -       GROUP 1

                                                                      Class A-3        Class A-4        Class A-5
(v)  Class II A and Class II B Distribution Amounts                   213,916.67       292,471.83       81,191.96

(w)  Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
     (g) Accelerated Principal Payment
                                                                   -------------    -------------   -------------
 Total Principal Distribution                                               0.00             0.00            0.00

(x)  Interest Distribution                                            213,916.67       292,471.83       81,191.96
     Unpaid Interest Shortfall                                              0.00             0.00            0.00
                                                                   -------------    -------------   -------------
 Total Interest Distribution                                          213,916.67       292,471.83       81,191.96

(y)  Beginning Class I A and Class I B Principal Balance           34,000,000.00    44,398,000.00   11,889,000.00
     Less: Principal Distribution                                           0.00             0.00            0.00
                                                                   -------------    -------------   -------------
     Remaining Class A and Class B Principal Balance               34,000,000.00    44,398,000.00   11,889,000.00


(z)  Fees Due Servicer
     Monthly Servicing Fee                                        Original Balance         Rate           6.6200%
     Section 8.06 Reimbursement Amount                             30,877,655.00          6.9700%         0.3500%
     Section 6.02 Reimbursement Amount                             55,000,000.00          6.7400%         0.1200%
     Reimburseable Fees                                            50,000,000.00          7.3800%
                                                                   34,000,000.00          7.5500%
 Total Fees Due Servicer                                           44,398,000.00          7.9050%
                                                                   11,889,000.00          8.1950%
                                                                   10,581,000.00          8.5850%
                                                                   10,581,000.00          9.0000%
                                                                   17,194,404.00          9.0000%


Information for Clauses (v) through (ap) Section 7.01 -       GROUP 1

                                                                          Class M-1        Class B-1      Class B-2
(v)  Class II A and Class II B Distribution Amounts                       75,698.24        79,357.50      128,958.03

(w)  Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
     (g) Accelerated Principal Payment
                                                                      -------------    -------------   -------------
Total Principal Distribution                                                   0.00             0.00            0.00

(x)  Interest Distribution                                                75,698.24        79,357.50      128,958.03
     Unpaid Interest Shortfall                                                 0.00             0.00            0.00
                                                                      -------------    -------------   -------------
 Total Interest Distribution                                              75,698.24        79,357.50      128,958.03

(y)  Beginning Class I A and Class I B Principal Balance              10,581,000.00    10,581,000.00   17,194,404.00
     Less: Principal Distribution                                              0.00             0.00            0.00
                                                                      -------------    -------------   -------------
     Remaining Class A and Class B Principal Balance                  10,581,000.00    10,581,000.00   17,194,404.00


(z)  Fees Due Servicer
     Monthly Servicing Fee                                            Libor
     Section 8.06 Reimbursement Amount                                Spread - Class A ARM
     Section 6.02 Reimbursement Amount                                Spread - Class A-1
     Reimburseable Fees

 Total Fees Due Servicer




Information for Clauses (v) through (ap) Section 7.01 -       GROUP 1


(v)  Class II A and Class II B Distribution Amounts

(w)  Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f)  Previously Undistributed Shortfalls in (a) through (e)
     (g)  Accelerated Principal Payment
 Total Principal Distribution


(x)  Interest Distribution                                            1,325,573.54
     Unpaid Interest Shortfall

 Total Interest Distribution                                                       When
                                                                              262,063,360.58
(y)  Beginning Class I A and Class I B Principal Balance                           is less than
     Less: Principal Distribution                                     2,457,698.42   264,521,059.00
                                                                                         X
     Remaining Class A and Class B Principal Balance                                    0.10
                                                                                      26,452,105.90
(z)  Fees Due Servicer                                                             We can prepaid
     Monthly Servicing Fee                                                             Rate
     Section 8.06 Reimbursement Amount                                   Class A            6.9700%   30,877,655   2,152,173
     Section 6.02 Reimbursement Amount                                   Class A-1          6.7400%   55,000,000   3,707,000
     Reimburseable Fees                                                  Class A-2          7.3800%   50,000,000   3,690,000
                                                                         Class A-3          7.5500%   34,000,000   2,567,000
 Total Fees Due Servicer                                                 Class A-4          7.9050%   44,398,000   3,509,662   7.91%
                                                                         Class A-5          8.1950%   11,889,000     974,304
                                                                         Class M-1          8.5850%   10,581,000     908,379
                                                                         Class B-1          9.0000%   10,581,000     952,290
                                                                         Class B-2          9.0000%   17,194,404   1,547,496
                                                                                                     -----------------------
                                                                                                     264,521,059  20,008,303



Chase Bank, Trustee                       Determination Date:          01-Sep-00
Manufactured Housing Contracts            Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through          For the Period Ended:        25-Aug-00
Certificates Series 2000C                 Lock-Out Date:                  Sep-05


                                                         Unpaid                                                           Unpaid
                                          No. of        Principal   Delinquency as of Calendar         No. of            Principal
(aa) Delinquency as of the Due Period    Contracts       Balance    Month End                        Contracts            Balance
     31-59 Days Delinquent                 100          3,989,284   31-59 Days Delinquent                75              2,739,056
     60-89 Days Delinquent                  19            658,717   60-89 Days Delinquent                16                577,172
      90+ Days Delinquent                    0                  0   90+ Days Delinquent                   0                      0

     3-Month Avg Thirty-Day Delinquency Ratio     n/a               3-Month Avg Thirty-Day Delinquency Ratio           n/a
     3-Month Avg Sixty-Day Delinquency Ratio      n/a               3-Month Avg Sixty-Day Delinquency Ratio            n/a

(ab) Section 3.05 Repurchases                                 0.00

(ad) Class R Distribution Amount                        418,724.05
     Reposession Profits                                      0.00

(ae) Principal Balance of Contracts in Repossession      23,064.20

(af) Aggregate Net Liquidation Losses                         0.00

(ag) (x) Class B-2 Formula Distribution Amount          128,958.03
     (y) Remaining Amount Available                     418,724.05
                                                        ----------
     Amount of (x) over (y)                                   0.00

(ah) Class B-2 Liquidation Loss Amount                        0.00

(ai) Guarantee Payment                                        0.00

(aj) Unadvanced Shortfalls                                    0.00
                                            No.        $
(ak) Units repossessed                        0               0.00

(al) Principal Prepayments paid                         136,646.81

(am) Scheduled Principal Payments                        43,893.92

(an) Weighted Average Interest Rate                         11.01%

Chase Bank, Trustee                       Determination Date:          01-Sep-00
Manufactured Housing Contracts            Remittance Date:             07-Sep-00
Senior/Subordinated Pass-Through          For the Period Ended:        25-Aug-00
Certificates Series 2000C                 Lock-Out Date:                  Sep-05

                    Computation of Available Distribution Amount
(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                  4,465,460.00
     Certificate Account Balance at Monthly Cutoff-SubServicer-21st              187,102.80
(ii) Monthly Advance made                                                              0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                   0.00
(iii)Section 5.05 Certificate Fund Income-SubServicer-21st                             0.00
(v)  Principal due Holders                                                             0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                                 168,040.65
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                             6,983.37
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                           0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                             0.00
   (iii) Monthly Servicing Fee                                                   275,542.77
   (iv)  Reimburseable Liquidation Expenses                                            0.00
   (v)   Section 6.04 (c) reimbursement                                                0.00
   (vi)  Section 8.06 reimbursement                                                    0.00
   (vii) Amounts not required to be deposited-SubServicer                              0.00

Total Due Servicer                                                               275,542.77

Available Distrubution Amount                                                  4,201,996.01
To Class A and B - Scheduled Principal and Interest                            3,783,271.96

Monthly Excess Cashflow Class I                                                  418,724.05

Accelerated Principal Payment                                                          0.00

Weighted Average Remaining Term (months)                                             242.00

     Scheduled Balance Computation

     Prior Month Balance                                                     264,521,059.00

     Current Balance - Class A ARM                 30,699,699.98
       Adv Principal - Class A ARM                      1,418.12
       Del Principal - Class A ARM                      4,003.83

     Current Balance - Fixed                      231,384,832.06
       Adv Principal - Fixed                           27,410.66
       Del Principal - Fixed                           45,996.41

     Pool Scheduled Balance                                                  262,063,360.58

     Principal Payments in Full - Class A ARM         130,177.18
     Partial Prepayments - Class A ARM                  6,469.63

     Principal Payments in Full - Fixed             1,820,596.67
     Partial Prepayments - Fixed                       97,586.29

     Scheduled Principal - Class A ARM                 43,893.92
     Scheduled Principal - Fixed                      358,974.73

     Collateral Balance                                                       30,699,699.98

     Overcollateralization Amount                                                         0
     Required Overcollateralization Amount                                                0